Exhibit 10.8(c)

                        CREDIT AGREEMENT
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                     REVOLVING CREDIT NOTE
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                           AMENDMENT


Rockaway, New Jersey
February 2, 1996

The Credit Agreement and Revolving Credit Note dated November 29, 1995 between RTI Inc. and Frellum Corporation are amended to change the "aggregate principal amount" or "principal sum" of TWO HUNDRED FIFTY THOUSAND ($250,000) DOLLARS to THREE HUNDRED FIFTEEN THOUSAND ($315,000) DOLLARS.


RTI INC.                                 FRELLUM CORPORATION


By: /s/ R. STEPHEN MAICO                 By: /s/ ROBERT C. SABIN
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   R. Stephen Maico                             Treasurer
   Secretary, Treasurer
   Chief Executive Officer